Exhibit 99.1

Changes Resulting from Enhanced Internal Allocation Methodologies,

and Reallocated 2005 Quarterly and Full Year Segment Information

(unaudited)

Table of Contents

Page

Changes Resulting from Enhanced Internal Allocation Methodologies	1-2

Reallocated 2005 Quarterly and Full Year Segment Information	3-25

Ameriprise Financial, Inc.
Consolidated Income Statements	4
Consolidated Income Statements Adjusted to Exclude AMEX Assurance and Separation Costs	5
Asset Accumulation and Income Segment
Pro Forma Income Statements	6
Protection Segment
Pro Forma Income Statements	7
Pro Forma Income Statements Adjusted to Exclude AMEX Assurance	8
Corporate and Other and Eliminations Segment
Pro Forma Income Statements	9
Reconciliation Tables
Consolidated Income Statements to Adjusted	10-14
Protection Segment Pro Forma Income Statements to Adjusted	15-19
Selected Adjusted Consolidated Income Data to GAAP	20-24
Non-GAAP Financial Information	25

Glossary of Selected Terminology	26

Changes Resulting from Enhanced Internal Allocation Methodologies

Our reallocated quarterly and full year segment information for 2005 includes the impact of automating our internal business unit revenue and expense reporting process, moving SAFC from the Corporate segment to the AA&I segment and enhancing our internal allocation methodologies. The specific impacts by segment of our enhanced internal allocation methodologies are provided below.

1.     All interest expense on corporate debt will be retained in the Corporate segment. Shown below is the increase (decrease) in quarterly Interest and debt expense for each segment from the information previously reported in our Quarterly Statistical Supplement, furnished under a Form 8-K filed on January 26, 2006.

(in millions)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	FY 2005
Asset Accumulation and Income	$(11)	$(7)	$(12)	$(19)	$(49)
Protection	(6)	(4)	(9)	(5)	(24)
Corporate and Other and Eliminations	17	11	21	24	73
Consolidated	0	0	0	0	0

2.     We refined our method of allocating investment income to our operating segments. Our prior methodology for allocating investment income to insurance products and annuities was primarily driven by estimates of statutory balance sheet values based on both actual and estimated account balances, and included adjustments when actual account balances differed from estimated balances in prior quarters. The new methodology uses actual current month data to estimate statutory balance sheet values. Shown below is the resultant increase (decrease) in quarterly Net investment income for each segment from the information previously reported in our Quarterly Statistical Supplement, furnished under a Form 8-K filed on January 26, 2006.

(in millions)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	FY 2005
Asset Accumulation and Income	$0	$3	$(4)	$(6)	$(7)
Protection	1	1	0	0	2
Corporate and Other and Eliminations	(1)	(4)	4	6	5
Consolidated	0	0	0	0	0

3.     On a quarterly basis, we did not fully allocate all technology expenses to our AA&I and Protection segments, retaining unallocated expenses in the Corporate segment. However, in the fourth quarter 2005, technology expenses for the full year were fully allocated to the AA&I and Protection segments. The impact of not fully allocating these expenses in each quarter created volatility between quarters in the segments in the Other expenses line item. Shown below is the increase (decrease) in quarterly Other expenses attributable to fully allocating all technology expenses for each segment from the information previously reported in our Quarterly Statistical Supplement, furnished under a Form 8-K filed on January 26, 2006.

(in millions)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	FY 2005
Asset Accumulation and Income	$4	$0	$0	$(6)	$(2)
Protection	2	0	1	(3)	0
Corporate and Other and Eliminations	(6)	0	(1)	9	2
Consolidated	0	0	0	0	0

4.     We will retain in the Corporate segment certain expenses that do not directly relate to the operations of the AA&I and Protection segments. The expenses retained in the Corporate segment include certain senior management compensation and related expense, and expenses attributable to the Corporate Secretary, Public Affairs, and Investor Relations departments, as well as other corporate-related activities. Shown below is the increase (decrease) in quarterly Other expenses attributable to changes in non-allocated corporate overhead for each segment from the information previously reported in our Quarterly Statistical Supplement, furnished under a Form 8-K filed on January 26, 2006.

(in millions)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	FY 2005
Asset Accumulation and Income	$(6)	$(8)	$(9)	$(9)	$(32)
Protection	(2)	(2)	(2)	(3)	(9)
Corporate and Other and Eliminations	8	10	11	12	41
Consolidated	0	0	0	0	0

5.     Required capital is determined by first assessing required capital as the higher of regulatory requirements, rating agency requirements or economic capital requirements. Generally, our methodology assumes rating agency requirements approximate 350% of risk based capital for insurance products following our separation from American Express Company, and approximate 300% prior to that event. Revisions to our estimation of required capital primarily reflect moving SAFC results to the AA&I segment and eliminating the benefits of corporate diversification, which lowers economic capital requirements, from the operating segments. Excess capital and associated investment income are retained in the Corporate segment. Shown below is the increase (decrease) in quarterly Allocated equity for each segment from the information previously reported in our Quarterly Statistical Supplement, furnished under a Form 8-K filed on January 26, 2006.

(in millions)	1Q 2005	2Q 2005	3Q 2005	4Q 2005
Asset Accumulation and Income	$11	$67	$78	$58
Protection	55	64	103	0
Corporate and Other and Eliminations	(66)	(131)	(181)	(58)
Consolidated	0	0	0	0

Reallocated 2005 Quarterly and Full Year Segment Information

Annotated quarterly and full year reallocated segment information, together with quarterly and full year adjusted consolidated financial information, adjusted Protection segment financial information and reconciliations from adjusted to GAAP, are furnished on the following pages.

Ameriprise Financial, Inc.

Consolidated Income Statements

	1Q	2Q	3Q	4Q	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2005
Revenues
Management, financial advice and service fees	$608	$632	$687	$651	$2,578
Distribution fees	288	289	296	277	1,150
Net investment income	548	558	561	574	2,241
Premiums	270	279	202	228	979
Other revenues	133	137	127	139	536
Total revenues	1,847	1,895	1,873	1,869	7,484

Expenses
Compensation and benefits:
Field	362	371	408	374	1,515
Non-field	279	280	295	281	1,135
Total compensation and benefits	641	651	703	655	2,650
Interest credited to account values	311	328	337	334	1,310
Benefits, claims, losses and settlement expenses	218	238	190	234	880
Amortization of deferred acquisition costs	136	134	49	112	431
Interest and debt expense	17	19	16	21	73
Other expenses	258	278	305	261	1,102
Total expenses before separation costs(1)	1,581	1,648	1,600	1,617	6,446
Income before income tax provision, discontinued operations and separation costs(1)	266	247	273	252	1,038
Income tax provision before tax benefit attributable to separation costs(1)	78	61	91	59	289
Income before discontinued operations and separation costs(1)	188	186	182	193	749
Separation costs, after-tax(1)	13	37	59	82	191
Income before discontinued operations	175	149	123	111	558
Discontinued operations, net of tax	8	6	2	—	16
Net income	$183	$155	$125	$111	$574

Other Information
Net investment gains (losses), after-tax	$7	$37	$(4)	$3	$43
Dividends paid(2)	$—	$—	$217	$27	$244
Contribution margin	51.8%	50.6%	50.1%	49.6%	50.5%

(1)	See Non-GAAP Financial Information included in this Exhibit.

(2)	Dividends paid in 3Q 2005 include $164 million associated with the transfer of the Company’s interest in AEIDC to American Express Company.

Ameriprise Financial, Inc.

Consolidated Income Statements

Adjusted to Exclude AMEX Assurance and Separation Costs

	1Q	2Q	3Q	4Q	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2005
Revenues
Management, financial advice and service fees	$607	$631	$686	$651	$2,575
Distribution fees	288	289	296	277	1,150
Net investment income	545	555	558	574	2,232
Premiums	199	208	217	228	852
Other revenues	134	136	128	139	537
Total revenues	1,773	1,819	1,885	1,869	7,346

Expenses
Compensation and benefits:
Field	361	370	373	374	1,478
Non-field	279	280	295	281	1,135
Total compensation and benefits	640	650	668	655	2,613
Interest credited to account values	311	328	337	334	1,310
Benefits, claims, losses and settlement expenses	199	218	241	234	892
Amortization of deferred acquisition costs	128	125	49	112	414
Interest and debt expense	17	19	16	21	73
Other expenses	252	271	304	261	1,088
Total expenses before separation costs	1,547	1,611	1,615	1,617	6,390
Income before income tax provision, discontinued operations and separation costs	226	208	270	252	956
Income tax provision before tax benefit attributable to separation costs	65	48	91	59	263
Adjusted earnings	161	160	179	193	693

Other Information
Adjusted net investment gains (losses), pretax	$10	$57	$(6)	$5	$66
Adjusted contribution margin	50.9%	49.6%	49.5%	49.6%	49.9%

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Pro Forma Income Statements

(in millions, unaudited)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	Full Year 2005
Revenues
Management, financial advice and service fees	$547	$554	$623	$592	$2,316
Distribution fees	262	261	269	249	1,041
Net investment income	473	484	480	486	1,923
Other revenues	17	25	12	16	70
Total revenues	1,299	1,324	1,384	1,343	5,350

Expenses
Compensation and benefits - field	309	310	331	316	1,266
Interest credited to account values	275	292	300	297	1,164
Benefits, claims, losses and settlement expenses	3	21	7	21	52
Amortization of deferred acquisition costs	92	89	69	73	323
Interest and debt expense	—	—	—	—	—
Other expenses	446	441	493	449	1,829
Total expenses	1,125	1,153	1,200	1,156	4,634
Pretax segment income	$174	$171	$184	$187	$716

Other Information
Contribution margin	54.8%	52.9%	53.9%	52.8%	53.6%
Allocated equity	$3,688	$3,642	$3,629	$3,864	$3,864
Return on allocated equity for pretax segment income	18.7%	18.8%	19.2%	19.3%	19.3%
Threadneedle hedge fund performance fees	$6	$15	$28	$(12)	$37
Net investment gains (losses), pretax	7	37	(8)	6	42
DAC benefit	—	—	14	—	14
Legal settlements and legal/regulatory expense	(35)	(35)	(70)	—	(140)

Sequential Quarterly Discussion
Quarter 2 compared to Quarter 1

Net investment income increased $11 million, reflecting a $30 million increase in realized gains, a decrease in interest income, lower mark-to-market income related to hedges, and a decline related to variable interest entities.

Benefits, claims, losses and settlement expenses increase was primarily the result of an increase in reserves associated with variable annuity living benefits.
Quarter 3 compared to Quarter 2
Management, financial advice and service fees increase was primarily due to increases in Threadneedle fees, SPS wrap fees and variable annuity fees.
Net investment income declined $4 million due to a $45 million decline in investment gains, offset by an increase in interest income and an increase in the mark-to-market impact of hedges.
Compensation and benefits - field reflects an increase in compensation related to SPS wrap fees.
Benefits, claims, losses and settlement expenses decrease was primarily due to a decrease in reserves associated with variable annuity living benefits.
Quarter 4 compared to Quarter 3
Management, financial advice and service fees decreased $31 million primarily due to a decrease related to Threadneedle.
Distribution fees primarily reflect lower fees attributable to lower sales of REITs.
Compensation and benefits - field were lower primarily due to the impact of lower sales of REITs.
Benefits, claims, losses and settlement expenses increase was primarily the result of an increase in reserves associated with variable annuity living benefits.

Amortization of deferred acquisition costs were higher primarily due to the $14 million benefit recognized in the third quarter, offset by lower average distribution loads on mutual funds, and favorable amortization relative to GMWB benefits.

Other expenses were lower primarily due to the $70 million legal settlement recognized in the third quarter and lower compensation related to Threadneedle, partially offset by higher non-field compensation, including higher ongoing separation costs.

Ameriprise Financial, Inc.

Protection Segment

Pro Forma Income Statements

(in millions, unaudited)	1Q 2005	2Q 2005	3Q 2005	4Q 2005	Full Year 2005
Revenues
Management, financial advice and service fees	$16	$16	$17	$18	$67
Distribution fees	27	27	27	25	106
Net investment income	83	88	87	81	339
Premiums	275	285	207	234	1,001
Other revenues	107	107	108	113	435
Total revenues	508	523	446	471	1,948

Expenses
Compensation and benefits - field	24	21	47	23	115
Interest credited to account values	36	36	37	37	146
Benefits, claims, losses and settlement expenses	215	217	183	213	828
Amortization of deferred acquisition costs	44	45	(20)	39	108
Interest and debt expense	—	—	—	—	—
Other expenses	76	74	67	81	298
Total expenses	395	393	314	393	1,495
Pretax segment income	$113	$130	$132	$78	$453

Other Information
Net investment gains (losses), pretax	$2	$7	$3	$(2)	$10
Contribution margin	45.9%	47.6%	40.1%	42.0%	44.1%
Allocated equity	$2,029	$2,007	$2,068	$2,162	$2,162
Return on allocated equity for pretax segment income	24.4%	24.4%	23.7%	21.9%	21.9%

Ameriprise Financial, Inc.

Protection Segment

Pro Forma Income Statements

Adjusted to Exclude AMEX Assurance

	1Q	2Q	3Q	4Q	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2005
Revenues
Management, financial advice and service fees	$15	$15	$16	$18	$64
Distribution fees	27	27	27	25	106
Net investment income	80	85	84	81	330
Premiums	204	214	222	234	874
Other revenues	108	106	109	113	436
Total revenues	434	447	458	471	1,810

Expenses
Compensation and benefits - field	23	20	12	23	78
Interest credited to account values	36	36	37	37	146
Benefits, claims, losses and settlement expenses	196	197	234	213	840
Amortization of deferred acquisition costs	36	36	(20)	39	91
Interest and debt expense	—	—	—	—	—
Other expenses	70	67	66	81	284
Total expenses	361	356	329	393	1,439
Adjusted pretax segment income	$73	$91	$129	$78	$371

Other Information
Adjusted contribution margin	41.2%	43.4%	38.2%	42.0%	41.2%
Allocated equity	$2,029	$2,007	$2,068	$2,162	$2,162
Adjusted return on allocated equity for adjusted pretax segment income	16.6%	16.6%	17.9%	17.9%	17.9%
Adjusted net investment gains (losses), pretax	$2	$7	$3	$(2)	$10
Explicit maintenance reserve for LTC	—	—	(13)	—	(13)
DAC benefit	—	—	53	—	53

Sequential Quarterly Discussion

Quarter 3 compared to Quarter 2

Compensation and benefits -  field decreased primarily due to a $9 million ceding commission, booked as a negative expense in this line, from AMEX Assurance relating to our assumptions of E&O reserves.

Benefits, claims, losses and settlement expenses increase primarily reflected the assumption of $9 million in E&O reserves, the $13 million increase in the long-term care related reserves, as well as higher losses related to higher auto and home policies in force.

Quarter 4 compared to Quarter 3

Benefits, claims, losses and settlement expenses decreased primarily due to the $13 million increase in long-term care reserves in the third quarter, $9 million E&O reserve assumption in the third quarter, and also reflect higher expenses related to an increase in policies in force for auto and home.

Other expenses primarily reflect higher expenses related to compensation, management incentives and ongoing separation costs.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Pro Forma Income Statements

	1Q	2Q	3Q	4Q	Full Year
(in millions, unaudited)	2005	2005	2005	2005	2005
Revenues
Management, financial advice and service fees	$45	$62	$47	$41	$195
Distribution fees	(1)	1	—	3	3
Net investment income (loss)	(8)	(14)	(6)	7	(21)
Premiums (1)	(5)	(6)	(5)	(6)	(22)
Other revenues	9	5	7	10	31
Total revenues	40	48	43	55	186

Expenses
Compensation and benefits - field	29	40	30	35	134
Interest credited to account values	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—
Interest and debt expense	17	19	16	21	73
Other expenses	15	43	40	12	110
Total expenses before separation costs	61	102	86	68	317
Pretax segment loss before separation costs	(21)	(54)	(43)	(13)	(131)
Separation costs, pretax	20	56	92	125	293
Pretax segment loss	$(41)	$(110)	$(135)	$(138)	$(424)

Other Information
Contribution margin	27.5%	16.7%	30.2%	36.4%	28.0%
Allocated equity	$797	$1,031	$2,059	$1,812	$1,812
Net investment gains (losses), pretax	1	13	(1)	1	14

(1)     Represents the elimination of intercompany E&O premiums recorded in the Protection Segment.

Sequential Quarterly Discussion

Quarter 2 compared to Quarter 1

Management, financial advice and service fees increased primarily due to an increase in planning fees.

Net investment loss increased by $6 million due primarily to a decrease in the mark-to-market value of derivatives and debt hedges, partially offset by a $12 million increase in realized gains and an increase in interest income.

In all quarters presented other expenses is a volatile line due to the irregular timing of expenses related to corporate projects and other corporate activities.

Quarter 3 compared to Quarter 2

Management, financial advice and service fees decreased primarily due to a decrease in planning fees.

Net investment loss decreased by $8 million, primarily due to the positive impact of mark-to-market on derivatives and debt hedges, and higher interest income, offset by a $14 million decline in realized gains.

Quarter 4 compared to Quarter 3

Net investment income increased $13 million primarily due to an increase in mark-to-market value of derivatives.

Ameriprise Financial, Inc.

Reconciliation Table: Consolidated Income Statements to Adjusted

For the Three Months Ended March 31, 2005

(in millions, unaudited)	Reported	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$608	$1	$607
Distribution fees	288	—	288
Net investment income	548	3	545
Premiums	270	71	199
Other revenues	133	(1)	134
Total revenues	1,847	74	1,773

Expenses
Compensation and benefits:
Field	362	1	361
Non-field	279	—	279
Total compensation and benefits	641	1	640
Interest credited to account values	311	—	311
Benefits, claims, losses and settlement expenses	218	19	199
Amortization of deferred acquisition costs	136	8	128
Interest and debt expense	17	—	17
Other expenses	258	6	252
Total expenses before separation costs(1)	1,581	34	1,547
Income before income tax provision, discontinued operations and separation costs(1)	266	40	226
Income tax provision before tax benefit attributable to separation costs(1)	78	13	65
Income before discontinued operations and separation costs(1)	188	$27	$161
Separation costs, after-tax(1)	13
Income before discontinued operations	175
Discontinued operations, net of tax	8
Net income	$183

(1)  See Non-GAAP Financial Information included in this Exhibit.

Ameriprise Financial, Inc.

Reconciliation Table: Consolidated Income Statements to Adjusted

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Reported	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$632	$1	$631
Distribution fees	289	—	289
Net investment income	558	3	555
Premiums	279	71	208
Other revenues	137	1	136
Total revenues	1,895	76	1,819

Expenses
Compensation and benefits:
Field	371	1	370
Non-field	280	—	280
Total compensation and benefits	651	1	650
Interest credited to account values	328	—	328
Benefits, claims, losses and settlement expenses	238	20	218
Amortization of deferred acquisition costs	134	9	125
Interest and debt expense	19	—	19
Other expenses	278	7	271
Total expenses before separation costs(1)	1,648	37	1,611
Income before income tax provision, discontinued operations and separation costs(1)	247	39	208
Income tax provision before tax benefit attributable to separation costs(1)	61	13	48
Income before discontinued operations and separation costs(1)	186	$26	$160
Separation costs, after-tax(1)	37
Income before discontinued operations	149
Discontinued operations, net of tax	6
Net income	$155

(1)  See Non-GAAP Financial Information included in this Exhibit.

Ameriprise Financial, Inc.

Reconciliation Table: Consolidated Income Statements to Adjusted

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Reported	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$687	$1	$686
Distribution fees	296	—	296
Net investment income	561	3	558
Premiums	202	(15)	217
Other revenues	127	(1)	128
Total revenues	1,873	(12)	1,885

Expenses
Compensation and benefits:
Field	408	35	373
Non-field	295	—	295
Total compensation and benefits	703	35	668
Interest credited to account values	337	—	337
Benefits, claims, losses and settlement expenses	190	(51)	241
Amortization of deferred acquisition costs	49	—	49
Interest and debt expense	16	—	16
Other expenses	305	1	304
Total expenses before separation costs(1)	1,600	(15)	1,615
Income before income tax provision, discontinued operations and separation costs(1)	273	3	270
Income tax provision before tax benefit attributable to separation costs(1)	91	—	91
Income before discontinued operations and separation costs(1)	182	$3	$179
Separation costs, after-tax(1)	59
Income before discontinued operations	123
Discontinued operations, net of tax	2
Net income	$125

(1)  See Non-GAAP Financial Information included in this Exhibit.

Ameriprise Financial, Inc.

Reconciliation Table: Consolidated Income Statements to Adjusted

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Reported	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$651	$—	$651
Distribution fees	277	—	277
Net investment income	574	—	574
Premiums	228	—	228
Other revenues	139	—	139
Total revenues	1,869	—	1,869

Expenses
Compensation and benefits:
Field	374	—	374
Non-field	281	—	281
Total compensation and benefits	655	—	655
Interest credited to account values	334	—	334
Benefits, claims, losses and settlement expenses	234	—	234
Amortization of deferred acquisition costs	112	—	112
Interest and debt expense	21	—	21
Other expenses	261	—	261
Total expenses before separation costs(1)	1,617	—	1,617
Income before income tax provision, discontinued operations and separation costs(1)	252	—	252
Income tax provision before tax benefit attributable to separation costs(1)	59	—	59
Income before discontinued operations and separation costs(1)	193	$—	$193
Separation costs, after-tax(1)	82
Income before discontinued operations	111
Discontinued operations, net of tax	—
Net income	$111

(1)  See Non-GAAP Financial Information included in this Exhibit.

Ameriprise Financial, Inc.

Reconciliation Table: Consolidated Income Statements to Adjusted

For the Year Ended December 31, 2005

(in millions, unaudited)	Reported	AMEX Assurance	Adjusted

Revenues
Management, financial advice and service fees	$2,578	$3	$2,575
Distribution fees	1,150	—	1,150
Net investment income	2,241	9	2,232
Premiums	979	127	852
Other revenues	536	(1)	537
Total revenues	7,484	138	7,346

Expenses
Compensation and benefits:
Field	1,515	37	1,478
Non-field	1,135	—	1,135
Total compensation and benefits	2,650	37	2,613
Interest credited to account values	1,310	—	1,310
Benefits, claims, losses and settlement expenses	880	(12)	892
Amortization of deferred acquisition costs	431	17	414
Interest and debt expense	73	—	73
Other expenses	1,102	14	1,088
Total expenses before separation costs(1)	6,446	56	6,390
Income before income tax provision, discontinued operations and separation costs(1)	1,038	82	956
Income tax provision before tax benefit attributable to separation costs(1)	289	26	263
Income before discontinued operations and separation costs(1)	749	$56	$693
Separation costs, after-tax(1)	191
Income before discontinued operations	558
Discontinued operations, net of tax	16
Net income	$574

(1)  See Non-GAAP Financial Information included in this Exhibit.

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Pro Forma Income Statements to Adjusted

For the Three Months Ended March 31, 2005

(in millions, unaudited)	Pro Forma	AMEX Assurance	Adjusted Pro Forma

Revenues
Management, financial advice and service fees	$16	$1	$15
Distribution fees	27	—	27
Net investment income	83	3	80
Premiums	275	71	204
Other revenues	107	(1)	108
Total revenues	508	74	434

Expenses
Compensation and benefits - field	24	1	23
Interest credited to account values	36	—	36
Benefits, claims, losses and settlement expenses	215	19	196
Amortization of deferred acquisition costs	44	8	36
Interest and debt expense	—	—	—
Other expenses	76	6	70
Total expenses	395	34	361
Pretax segment income	$113	$40	$73

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Pro Forma Income Statements to Adjusted

For the Three Months Ended June 30, 2005

(in millions, unaudited)	Pro Forma	AMEX Assurance	Adjusted Pro Forma

Revenues
Management, financial advice and service fees	$16	$1	$15
Distribution fees	27	—	27
Net investment income	88	3	85
Premiums	285	71	214
Other revenues	107	1	106
Total revenues	523	76	447

Expenses
Compensation and benefits - field	21	1	20
Interest credited to account values	36	—	36
Benefits, claims, losses and settlement expenses	217	20	197
Amortization of deferred acquisition costs	45	9	36
Interest and debt expense	—	—	—
Other expenses	74	7	67
Total expenses	393	37	356
Pretax segment income	$130	$39	$91

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Pro Forma Income Statements to Adjusted

For the Three Months Ended September 30, 2005

(in millions, unaudited)	Pro Forma	AMEX Assurance	Adjusted Pro Forma

Revenues
Management, financial advice and service fees	$17	$1	$16
Distribution fees	27	—	27
Net investment income	87	3	84
Premiums	207	(15)	222
Other revenues	108	(1)	109
Total revenues	446	(12)	458

Expenses
Compensation and benefits - field	47	35	12
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	183	(51)	234
Amortization of deferred acquisition costs	(20)	—	(20)
Interest and debt expense	—	—	—
Other expenses	67	1	66
Total expenses	314	(15)	329
Pretax segment income	$132	$3	$129

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Pro Forma Income Statements to Adjusted

For the Three Months Ended December 31, 2005

(in millions, unaudited)	Pro Forma	AMEX Assurance	Adjusted Pro Forma

Revenues
Management, financial advice and service fees	$18	$—	$18
Distribution fees	25	—	25
Net investment income	81	—	81
Premiums	234	—	234
Other revenues	113	—	113
Total revenues	471	—	471

Expenses
Compensation and benefits - field	23	—	23
Interest credited to account values	37	—	37
Benefits, claims, losses and settlement expenses	213	—	213
Amortization of deferred acquisition costs	39	—	39
Interest and debt expense	—	—	—
Other expenses	81	—	81
Total expenses	393	—	393
Pretax segment income	$78	$—	$78

Ameriprise Financial, Inc.

Reconciliation Table: Protection Segment Pro Forma Income Statements to Adjusted

For the Year Ended December 31, 2005

(in millions, unaudited)	Pro Forma	AMEX Assurance	Adjusted Pro Forma

Revenues
Management, financial advice and service fees	$67	$3	$64
Distribution fees	106	—	106
Net investment income	339	9	330
Premiums	1,001	127	874
Other revenues	435	(1)	436
Total revenues	1,948	138	1,810

Expenses
Compensation and benefits - field	115	37	78
Interest credited to account values	146	—	146
Benefits, claims, losses and settlement expenses	828	(12)	840
Amortization of deferred acquisition costs	108	17	91
Interest and debt expense	—	—	—
Other expenses	298	14	284
Total expenses	1,495	56	1,439
Pretax segment income	$453	$82	$371

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financial Statements	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,847	$—	$1,847	Total revenues

Total expenses before separation costs	1,581	20	1,601	Total expenses

Income before income tax provision, discontinued operations, and separation costs	266	(20)	246	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	78	(7)	71	Income tax provision

Income before discontinued operations and separation costs	188

Separation costs, after-tax	13

Income before discontinued operations (GAAP measure)	$175		$175	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financial Statements	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,895	$—	$1,895	Total revenues

Total expenses before separation costs	1,648	56	1,704	Total expenses

Income before income tax provision, discontinued operation and separation costs	247	(56)	191	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	61	(19)	42	Income tax provision

Income before discontinued operations and separation costs	186

Separation costs, after-tax	37

Income before discontinued operations (GAAP measure)	$149		$149	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financial Statements	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,873	$—	$1,873	Total revenues

Total expenses before separation costs	1,600	92	1,692	Total expenses

Income before income tax provision, discontinued operation and separation costs	273	(92)	181	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	91	(33)	58	Income tax provision

Income before discontinued operations and separation costs	182

Separation costs, after-tax	59

Income before discontinued operations (GAAP measure)	$123		$123	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financial Statements	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,869	$—	$1,869	Total revenues

Total expenses before separation costs	1,617	125	1,742	Total expenses

Income before income tax provision, discontinued operation and separation costs	252	(125)	127	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	59	(43)	16	Income tax provision

Income before discontinued operations and separation costs	193

Separation costs, after-tax	82

Income before discontinued operations (GAAP measure)	$111		$111	Income before discontinued operations

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Year Ended December 31, 2005
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financial Statements	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$7,484	$—	$7,484	Total revenues

Total expenses before separation costs	6,446	293	6,739	Total expenses

Income before income tax provision, discontinued operation and separation costs	1,038	(293)	745	Income before income tax provision and discontinued operations

Income tax provision before tax benefit attributable to separation costs	289	(102)	187	Income tax provision

Income before discontinued operations and separation costs	749

Separation costs, after-tax	191

Income before discontinued operations (GAAP measure)	$558		$558	Income before discontinued operations

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP). This report includes information on both a GAAP and non-GAAP basis. The non-GAAP presentation in this report excludes items that are a direct result of the separation from American Express Company, which consist of discontinued operations, AMEX Assurance and non-recurring separation costs. The Company’s non-GAAP financial measures, which it views as important indicators of financial performance, include:

• Consolidated income statements adjusted to exclude AMEX Assurance and separation costs;
• Protection segment income statements adjusted to exclude AMEX Assurance;
• Total expenses before separation costs;
• Adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance);
• Adjusted earnings (adjusted to exclude AMEX Assurance and separation costs);
• Adjusted contribution margin (adjusted to exclude AMEX Assurance);
• Income before income tax provision, discontinued operations and separation costs;
• Income tax provision before tax benefit attributable to separation costs;
• Income before discontinued operations and separation costs;
• Separation costs, after-tax;
• Adjusted pretax segment income (adjusted to exclude AMEX Assurance);
• Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and
• Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of our ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to our annual incentive award program and evaluating our performance on a basis comparable to that used by securities analysts.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues. Amounts exclude AMEX Assurance.

Adjusted Earnings - Income before discontinued operations, AMEX Assurance and non-recurring separation costs.

Adjusted Net Investment Gains (Losses), Pretax - Represents the net investment gains (losses) adjusted to exclude AMEX Assurance.

Adjusted Return on Allocated Equity - Calculated using as the numerator adjusted pretax segment income for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Allocated Equity -  The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - This company is a legal entity owned by IDS Property Casualty Insurance Company that offers travel and other card insurance to American Express customers. This business had historically been reported in the Travel Related Services segment of American Express Company (“American Express”). Under the separation agreement with American Express, 100 percent of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. Ameriprise Financial expects to sell the legal entity of AMEX Assurance to American Express within two years after September 30, 2005 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment – This segment offers products and services, both the Company’s own and other companies’, to help the Company’s retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to financial advice, asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts, financial advice services and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, alternative investments and 401(k) markets. The Company earns revenues in this segment primarily through fees we receive based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. The Company also earns net investment income on owned assets, principally supporting the fixed annuity business, and distribution fees on sales of mutual funds and other products. This segment includes the results of Securities America Financial Corporation, which through its operating subsidiary, Securities America, Inc., operates its own separately branded distribution network.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment – This segment consists of income derived from corporate level assets and unallocated corporate expenses. This segment also includes non-recurring costs associated with the Company’s separation from American Express. For purposes of presentation in this Exhibit, this segment also includes eliminations.

Deferred Acquisition Costs and Amortization - Deferred Acquisition Costs (“DAC”) represents the costs of acquiring new protection, annuity and mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long-term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution fees for certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits. For the annuity and protection products, DAC is amortized over the periods approximating the lives of the business, principally as a percentage of premiums or estimated gross profits associated with the products, depending on the product’s characteristics. For certain mutual fund products, DAC is generally amortized over fixed periods on a straight-line basis adjusted for redemptions.

Pretax Segment Income (Loss) – Segment income (loss) before income tax provision (benefit) and discontinued operations.

Protection Segment – This segment offers a variety of protection products, both the Company’s own and other companies’, including life, disability income, long-term care and auto and home insurance to address the identified protection and risk management needs of the Company’s retail clients. The Company earns revenues in this operating segment primarily through premiums and fees that the Company receives to assume insurance-related risk, fees the Company receives on owned and administered assets and net investment income the Company earns on assets on the Company’s consolidated balance sheets related to this segment.

Return on Allocated Equity for Pretax Segment Income – Calculated using pretax segment income for the trailing four quarters and the average allocated equity as of the last day of the trailing four quarters. Estimates of pretax segment income for the last three quarters of 2004 were used in these calculations.

Securities America Financial Corporation – Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separation Costs, After-Tax – For this non-GAAP presentation of separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.